CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Net Income (Loss) Attributable to Parent [Abstract]
Net income	$ 104,751	$ 160,812
Other comprehensive (loss) / income, net of tax:
Currency translation adjustment	(26,495)	59,158
Movement on cash flow hedge	0	(2,420)
Total comprehensive income	$ 78,256	$ 217,550